Exhibit 32.1

The following certifications accompany this report and are being furnished pursuant to Item 601(b)(32) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These certifications shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed “filed” by the Registrant for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference into such a filing.

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Based on my knowledge, I, Greg R. Gianforte, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxely Act of 2002, that the Quarterly Report of RightNow Technologies, Inc. on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of RightNow Technologies, Inc.

Date: November 8, 2007

/s/ Greg R. Gianforte
Greg R. Gianforte
Chairman, Chief Executive Officer and President

Based on my knowledge, I, Susan J. Carstensen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxely Act of 2002, that the Quarterly Report of RightNow Technologies, Inc. on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of RightNow Technologies, Inc.

Date: November 8, 2007

/s/ Susan J. Carstensen
Susan J. Carstensen
Chief Financial Officer, Vice President, Treasurer and Assistant Secretary

A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of these written statements required by Section 906, has been provided to RightNow Technologies, Inc. and will be retained by RightNow Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.